UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2007

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

120 Kearny Street, San Francisco, CA 94108

(Address of principal executive offices, including zip code)

(415) 636-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Attached hereto and incorporated herein by reference are forms of Senior Medium-Term Notes, Series A, relating to the issuance and sale from time to time by the Company of up to $750,000,000 aggregate public offering price of such Medium Term Notes pursuant to Registration Statement No. 333-36410 (the “Offering”). The forms of Senior Medium-Term Notes, Series A replace the forms of Senior Medium-Term Notes, Series A that were filed with the Securities Exchange Commission with respect to the Offering on May 23, 2000.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.3	Form of Senior Medium-Term Note, Series A (Fixed Rate).

4.4	Form of Senior Medium-Term Note, Series A (Floating Rate).

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: September 11, 2007		/s/ Joseph R. Martinetto
	By:	Joseph R. Martinetto
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
4.3	Form of Senior Medium-Term Note, Series A (Fixed Rate).

4.4	Form of Senior Medium-Term Note, Series A (Floating Rate).

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